Exhibit 10.3
THIRD AMENDMENT
(Term Loan Agreement)
          THIRD AMENDMENT, dated as of September 29, 2005 (this “Amendment”), to the Term Loan Agreement, dated as of July 31, 2003 (as amended, the “Term Loan Agreement”), among Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the “Borrower”), the Lenders parties to the Term Loan Agreement, the Documentation Agent and Syndication Agent named therein, Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), the Emergency Steel Loan Guarantee Board (the “Federal Guarantor”) and the West Virginia Housing Development Fund (the “State Guarantor”).
WITNESSETH:
          WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Federal Guarantor and the State Guarantor are parties to the Credit Agreement;
          WHEREAS, the Borrower has requested that the Lenders and the Federal Guarantor agree to make certain amendments relating to the Term Loan Agreement as set forth herein; and
          WHEREAS, the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.
          NOW, THEREFORE, the parties hereto agree as follows:
          1. Amendments to Section 1.1. Section 1.1 of the Term Loan Agreement is hereby amended by:
          (a) amending and restating in their entirety the following definitions:
     “Asset Sale”: any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clause (a), (b), (c), (d) or (e) of Section 6.5) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $250,000.
     “Consolidated Fixed Charge Coverage Ratio”: for any period, the ratio of (a) the sum (without duplication) of Consolidated EBITDA for such period and Consolidated Lease Expense for such period less the aggregate amount actually paid by Holdings and its Subsidiaries during such period on account of Capital Expenditures (excluding Capital Expenditures funded from or reimbursed by (x) amounts on deposit in the Capital Expenditure Deposit Account or the Cash Collateral Account and (y) the Coke Plant Joint Venture) to (b) Consolidated Fixed Charges for such period.

     “Excess Cash Flow”: for any fiscal quarter of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal quarter, (ii) the amount of all non-cash charges (including depreciation and amortization and items (d) through (j) in the definition of Consolidated EBITDA) deducted in arriving at such Consolidated Net Income, (iii) cash decreases in Consolidated Operating Working Capital, (iv) to the extent not included in (ii) above, the cash impact of increases in post-petition employee benefits or post-petition “Other Liabilities” (as reflected in the non-current section of Holdings’ balance sheet) and (v) the aggregate amount of payments received during such fiscal quarter on account of the principal of loans, and the returned capital in Investments, made as contemplated by Sections 6.8(i) and (j) over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) cash increases in Consolidated Operating Working Capital, (iii) the aggregate amount actually paid or committed to be paid (such committed amounts to be excluded from the computation of Excess Cash Flow in future quarters) by the Borrower and its Subsidiaries in cash during such fiscal quarter on account of Capital Expenditures (excluding expenditures to the extent (x) funded by drawings on the Cash Collateral Account or the Capital Expenditure Deposit Account (y) financed with the proceeds of any Reinvestment Deferred Amount or (z) reimbursed by the Coke Plant Joint Venture), (iv) reductions in Funded Debt, (v) the cash impact of decreases in post-petition employee benefits or post-petition “Other Liabilities” (as reflected in the non-current section of Holdings’ balance sheet), (vi) the aggregate net amount of non-cash gain on the Disposition of property by the Borrower and its Subsidiaries during such fiscal quarter (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income and (vii) the aggregate amount of loans and investments made during such fiscal quarter as contemplated by Sections 6.8(i) and (j).
     “Joint Ventures”: Ohio Coatings Company, an Ohio corporation, Wheeling-Nisshin, Inc., a Delaware corporation, and Feralloy-Wheeling Specialty Processing Co., a Delaware partnership, and, after the Third Amendment Effective Date, the Coke Plant Joint Venture.
     “Required Stated Amount”: $7,500,000, provided that the Administrative Agent is by this proviso instructed, on or around the Third Amendment Effective Date, (a) to consent to an amendment to the Interest Reserve Letter of Credit (including any replacement Interest Reserve Letter of Credit) that provides for the Required Stated Amount (as it is reflected in the Interest Reserve Letter of Credit) to be promptly reduced to the relevant amount set forth below, upon the issuer thereof receiving a notice from the Administrative Agent on or after the Reference Date opposite such amount, to the effect that (i) all interest required to be paid on the Loans on or prior to such Reference Date has been paid and (ii) the Borrower has made all deposits required to be made on or prior to such Reference Date pursuant to Section 5.15, and (b) to provide the notice as contemplated in clause (a) above on or promptly after such Reference Date so long as the statements in such notice are then true and correct:

Reference	Required
Date	Stated Amount
7/5/2005	6,747,000.00
10/3/2005	6,559,500.00
1/3/2006	6,372,000.00
4/3/2006	6,184,500.00
7/3/2006	5,997,000.00
10/2/2006	5,809,500.00
1/2/2007	5,622,000.00
4/2/2007	5,434,500.00
7/2/2007	5,247,000.00
10/2/2007	5,059,500.00
1/2/2008	4,872,000.00
4/1/2008	4,684,500.00
7/2/2008	4,497,000.00
     “Revolving Loan Agreement”: the Amended and Restated Revolving Loan Agreement dated as of July 8, 2005 among Holdings, the Borrower, the banks and other financial institutions from time to time party thereto, Royal Bank of Canada, as administrative agent, General Electric Capital Corporation, as inventory and receivables security agent and documentation agent for the lenders, and the other agents named therein.
     “Subsidiary”: with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Capital Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of the Borrower. For purposes hereof, the Coke Plant Joint Venture shall not be treated as a Subsidiary of the Borrower until such time as Borrower and/or one or more Subsidiaries of Borrower shall have affirmatively exercised any rights, including any rights under the operating agreement of the Coke Plant Joint Venture, which would cause any of them to possess the power to elect more than 50% of the managers of the Coke Plant Joint Venture; provided, however, that for purposes of Sections 3.10, 3.13, 3.14 and 5.11 and for purposes of the definition of “Group Member”, the Coke Plant Joint Venture shall be treated as a Subsidiary of the Borrower at such time as Borrower and/or one or more Subsidiaries of

Borrower shall have the present power to make such election, regardless of whether or not such power has been affirmatively exercised.
     “Third Amendment”: Third Amendment, dated as of September 29, 2005, to this Agreement.
     “Third Amendment Effective Date”: The date on which the conditions precedent set forth in Section 17 of the Third Amendment shall have been satisfied or waived.
     (b) inserting the following new definitions in the appropriate alphabetical order:
     “2005 Allowance for Unusual Items”: to be included in the calculation of Consolidated EBITDA for (a) for purposes of covenant calculation carried out in respect of the 2005 fiscal year and for the period ending (i) September 30, 2005 $56,000,000 and (ii) December 31, 2005, $88,000,000 and (b) for the purposes of covenant calculations carried out subsequent to the 2005 fiscal year, nil.
     “Coke Plant Joint Venture”: the joint venture to be known as Mountain State Carbon, LLC to be formed on, or around the Third Amendment Effective Date by and between the Borrower and SNA Carbon, LLC (“SNA”), a Delaware limited liability company and wholly-owned subsidiary of Severstal North America, Inc., a Delaware corporation, pursuant to the Amended and Restated Limited Liability Company Agreement of Mountain State Carbon, LLC dated as of September 29, 2005 between the Borrower and SNA (the “Mountain State Carbon LLC Agreement”) in connection with the formation of which (i) the Borrower will transfer the West Virginia Coke Production Plant, the Ohio Pump House and certain related assets to the joint venture and contribute capital and make loans to the joint venture, (ii) SNA will contribute capital and certain assets to the joint venture and (iii) the joint venture will become the manager and operator of the West Virginia Coke Production Plant and the Ohio Pump House.
     “West Virginia Coke Production Plant”: the Borrower’s coke-producing facility located in Follansbee, West Virginia.
     “Ohio Pump House”: the Borrower’s pump house facility located in Steubenville, Ohio.
     (c) amending clauses (g), (i) and (j) of the definition of “Consolidated EBITDA” in its entirety to read as follows:
          (g) non-cash charges in connection with buyout payments, VEBA Trust and profit sharing payments made to employees,
          (i) contributions by the Borrower to the VEBA Trust of Capital Stock of Holdings (including amounts contributed on the Closing Date),
          (j) any non-cash charges in connection with other post-retirement employee benefits (OPEB), and

(d) inserting the following after clause (j) of the definition of “Consolidated EBITDA”:
               (k) the 2005 Allowance for Unusual Items
(e) inserting the following sentence after clause (d) thereafter:
               “Proceeds from any Business Interruption Insurance claims, or other such claims made in 2005, shall not be included in the definition of Consolidated EBITDA.”
          2. Amendment to Section 5.1. Section 5.1 of the Term Loan Agreement is hereby amended by:
          (a) inserting the following paragraph after paragraph (d) thereof:
        (e) concurrently with the delivery of financial statements for each applicable quarter or annual period of Holdings, a certificate, showing in sufficient detail the calculation of Excess Cash Flow, certified by a Responsible Officer as being fairly stated in all material respects.
          3. Amendment to Section 5.2(a). Paragraph (a) of Section 5.2 of the Term Loan Agreement is hereby restated in its entirety as follows:
   (a) to the Administrative Agent, the Federal Guarantor, the State Guarantor and each Lender, concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants substantially in the form of Schedule 5.2(a);
          4. Amendment to Section 5.3(a). Paragraph (a) of Section 5.3 of the Term Loan Agreement is hereby amended by deleting the phrase “the month in which the Performance Acceptance Date falls” and substituting in lieu thereof “December 2004”.
          5. Amendment to Section 5.12. Section 5.12 of the Term Loan Agreement is hereby amended by inserting the following section after paragraph (d) thereof:
   (e) with respect to any joint venture (including, without limitation, the Coke Plant Joint Venture) entered into on or around the Third Amendment Effective Date by any Group Member, promptly execute and deliver to the Collateral Agent such Security Documents as the Administrative Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Administrative Agent and the Lenders, a perfected first priority security interest (or to affirm the attachment and perfection of any such security interest) in (i) the Capital Stock of such joint venture that is owned by any Group Member, provided, that any pledge agreement executed and delivered by any Group Member with respect to its Capital Stock in such joint venture, shall be on terms substantially similar to those JV Pledge Agreements previously delivered hereunder, and (ii) any other form of Collateral (as defined in the Security Agreement) associated with such joint venture and in which any Grantor has an interest.

          6. Amendment to Section 6.1. Paragraph (d) of Section 6.1 of the Term Loan Agreement is hereby deleted in its entirety.
          7. Amendment to Section 6.2. Paragraph (h) of Section 6.2 of the Term Loan Agreement is hereby restated in its entirety as follows:
   (h) Indebtedness of any Loan Party in respect of the Revolving Loan Agreement not to exceed $225,000,000 in aggregate principal amount and any refinancings, refundings, renewals or extensions thereof (without increasing the committed amount or shortening the maturity thereof);
          8. Amendment to Section 6.5. Section 6.5 of the Term Loan Agreement is hereby amended by inserting a new paragraph between existing paragraphs (d) and (e) (and relettering existing paragraph (e) as new paragraph (f)) as follows:
(e) the transfer of the West Virginia Coke Production Plant, the Ohio Pump House and certain related assets to the Coke Plant Joint Venture (including any reimbursement of coke battery refurbishment expenses by the Coke Plant Joint Venture to the Borrower) in exchange for a first priority security interest in the interests of any Group Member in the Coke Plant Joint Venture as contemplated by Section 5.12(e) of the Term Loan Agreement; and
          9. Amendments to Section 6.7. Section 6.7 of the Term Loan Agreement is hereby amended by:
          (a) deleting paragraph (a) in its entirety and substituting in lieu thereof:
(a) [Intentionally Reserved];
          (b) deleting paragraph (b) in its entirety and substituting in lieu thereof:
(b) [Intentionally Reserved];
          (c) deleting paragraph (d) in its entirety and substituting in lieu thereof:
(d) [Intentionally Reserved]; and
          (d) amending and restating paragraph (e) in its entirety as follows:
        (e) Capital Expenditures of the Borrower and its Subsidiaries not exceeding for any fiscal year of the Borrower the amount set forth for such fiscal year in Schedule 6.7; provided, that (i) up to 50% of any such amount referred to in Schedule 6.7, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year (but not further), (ii) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (i) above and

(iii) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount shall not be counted in determining compliance with this Section 6.7.
          10. Amendments to Section 6.8. Section 6.8 of the Term Loan Agreement is hereby amended by deleting existing paragraph (h) and inserting the following new paragraphs thereof:
     (h) the Investment of the West Virginia Coke Production Plant, the Ohio Pump House and certain related assets and administrative resources in the Coke Plant Joint Venture;
     (i) working capital loans to the Coke Plant Joint Venture in an outstanding principal amount not to exceed $24,000,000 at any time, provided that (i) no Default or Event of Default shall occur or be continuing after giving effect to the making of any such loan, (ii) the repayment obligation of the Coke Plant Joint Venture with respect to such loan shall not be subordinated to any other obligation of the Coke Plant Joint Venture and shall be secured, together with any working capital loans made by SNA, by perfected first lien security interests in the current assets of the Coke Plant Joint Venture (including its cash and Cash Equivalents) pursuant to documentation reasonably satisfactory to the Administrative Agent and (iii) the Borrower shall deliver the promissory note or notes evidencing such loans to the Collateral Agent for the benefit of the Administrative Agent and the Lenders under the Security Agreement;
     (j) other Investments by any Group Member in the Coke Plant Joint Venture in an aggregate amount not to exceed $20,000,000 in any fiscal year or $45,000,000 in the aggregate during the term of this Agreement (exclusive of any investments therein pursuant to paragraphs (h) and (i) above), provided that (i) in the case of any such Investment representing a Deficiency Contribution (as defined in the Mountain State Carbon LLC Agreement) such Investment shall be in the form of a loan (which loans shall be secured together with the working capital loans referred in paragraph (i) above on the same terms as such working capital loans and shall be evidenced by one or more promissory notes delivered to the Collateral Agent for the benefit of the Administrative Agent and the Lenders under the Security Agreement) and (ii) in the case of any such Investment (A) after giving effect to the making of such Investment, Borrowing Availability shall exceed $75,000,000 and no Default or Event of Default shall occur or be continuing after giving effect to the making of such Investment and (B) the amount of such Investment will reduce the amount of Investments permitted by Section 6.8(k); and
     (k) in addition to Investments otherwise expressly permitted by this Section and subject to Section 6.8(j) above, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed (i) $5,000,000 in any fiscal year or (ii) $45,000,000 in the aggregate during the term of this Agreement; provided, that immediately after giving effect to any such Investment (including any Indebtedness incurred or assumed in connection therewith), (A) the Borrower shall be in pro forma compliance with the covenants set forth in Section 6.1 as of the end of the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.1 as if such Investment had been made (and such

Indebtedness incurred) at the beginning of such period and (B) in the case of an Investment in an amount equal to or greater than $5,000,000, either (I) the business operations to be acquired shall have had positive EBITDA (calculated in the same manner set forth in the definition “Consolidated EBITDA”) for the period of 12 months immediately prior to the consummation of such Investment or (II) after giving effect to the Investment (and any Indebtedness incurred therewith) and any costs savings to be achieved or other adjustments to Consolidated EBITDA to be made in connection therewith (in each case which are approved by an independent third party reasonably satisfactory to the Administrative Agent), the pro forma Consolidated EBITDA of Holdings as of the end of the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.1 shall be greater than or equal to the actual Consolidated EBITDA of Holdings as reported to the Administrative Agent and Lenders in accordance with Section 5.2(b); provided further, that, notwithstanding clause (i) above but subject to the conditions set forth in clause (ii) above and the preceding proviso, the Borrower may make Investments in any fiscal year in an aggregate amount up to $10,000,000 (or, with the consent of the Administrative Agent, $20,000,000) if (i) after giving effect to any Investment which would cause the aggregate Investments for such fiscal year to exceed $5,000,000, Borrowing Availability shall exceed $75,000,000 and (ii) the Consolidated Fixed Charge Coverage Ratio for the most recently completed period of four consecutive fiscal quarters for which financial statements and a Ratio and Compliance Certificate have been delivered is at least 1.00 to 1.0.
          11. Amendment to Section 6.9. Section 6.9(a) of the Term Loan Agreement is hereby amended by deleting the parenthetical “(excluding Feralloy-Wheeling Specialty Processing Co.)” and inserting in lieu thereof the following:
          “(excluding Feralloy-Wheeling Specialty Processing Co. and the Coke Plant Joint Venture)”
          12. Amendment to Section 6.19. Section 6.19 of the Term Loan Agreement is hereby amended by deleting existing Section 6.19 in its entirety and substituting in lieu thereof the following:
     6.19 Restriction on Facilitation of Indebtedness. To the extent the Coke Plant Joint Venture is consummated, vote for, consent to, or take any other action to facilitate the incurrence by the Coke Plant Joint Venture of secured or unsecured Indebtedness for borrowed money in an outstanding principal amount in excess of $35,000,000 at any time (inclusive of Indebtedness owing to any Group Member or SNA but exclusive of any loans made by any Group Member with respect to Deficiency Contributions as described in the provision of Section 6.8(j) hereof).
          13. Schedule 5.2(a). The Credit Agreement is hereby amended by including as Schedule 5.2(a) thereto Schedule A to this Amendment.
          14. Schedule 6.7. The Credit Agreement is hereby amended by replacing Schedule 6.7 in its entirety with Schedule B to this Amendment.

          15. Consent to Mortgage Amendments. In accordance with Section 11.2 of the Security Agreement, the Lenders and the Federal Guarantor hereby consent to the approval by the Administrative Agent of an amendment to Section 8 and Section 10 of each Mortgage for the purpose of deleting the word “expressly” therefrom.
          16. Consent to Release of West Virginia Coke Production Plant Mortgage. In the event the Coke Plant Joint Venture is consummated, the Lenders and the Federal Guarantor hereby consent to the release and termination of the Mortgage encumbering the West Virginia Coke Production Plant and the release and termination of liens under any Security Documents encumbering the assets to be transferred to the Coke Plant Joint Venture, and hereby authorize the Administrative Agent and the Collateral Agent to take any action requested by the Borrower to evidence such release and termination.
          17. Consent to Release of Ohio Pump House Mortgage. In the event the Coke Plant Joint Venture is consummated, the Lenders and the Federal Guarantor hereby consent to the release and termination of the Mortgage encumbering the Ohio Pump House and the release and termination of liens under any Security Documents encumbering the assets to be transferred to the Coke Plant Joint Venture, and hereby authorize the Administrative Agent and the Collateral Agent to take any action requested by the Borrower to evidence such release and termination.
          18. Conditions to Effectiveness. This Amendment shall become effective as of and on the date (such date, the “Third Amendment Effective Date”) on which the Administrative Agent shall have received the following:
     (a) counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Federal Guarantor;
     (b) such corporate resolutions, incumbency certificates and other authorizations as the Administrative Agent may reasonably request; and
     (c) to the extent invoiced, payment or reimbursement of all out-of-pocket expenses of the Administrative Agent incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of respective counsel for the Administrative Agent and the Federal Guarantor.
          19. Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in the Loan Documents is true and correct. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
          20. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.

          21. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          22. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney
Name: Paul J. Mooney
Title: Executive Vice President & CFO

WHEELING-PITTSBURGH STEEL CORPORATION

By:	/s/ M. P. DiClemente
Name: Michael P. DiClemente
Title: Treasurer

ROYAL BANK OF CANADA, as Administrative
Agent

By:	/s/ David Wheatley
Name: David Wheatley
Title: Manager, Agency

EMERGENCY STEEL LOAN GUARANTEE BOARD, as Federal
Guarantor

By:	/s/ Marguerite S. Owen
Name: Marguerite S. Owen
Title: General Counsel
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ John W. Wade
Name: John W. Wade
Title: Director
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

LLOYDS TSB BANK PLC

By:	/s/ Gary Staines
Name: Gary Staines
Title: Vice President, Structured Finance

By:	/s/ Michelle White
Name: Michelle White
Title: Assistant Vice President,
Structured Finance
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

J.P. Morgan Chase Bank, NA

By:	/s/ Paul Weybrecht
Name: Paul Weybrecht
Title: Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ALLIED IRISH BANKS, PLC

By:	/s/ Joseph S. Augustine
Name: Joseph S. Augustine
Title: Vice President

By:	/s/ Margaret Brennan
Name: Margaret Brennan
Title: Senior Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

KBC BANK N.V.

By:	/s/ Robert M. Surdam, Jr.
Name: Robert M. Surdam, Jr.
Title: Vice President

By:	/s/ Robert Snauffer
Name: Robert Snauffer
Title: First Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

US Bank National Association

By:	/s/ Jeffrey A. Kessler
Name: Jeffrey A. Kessler
Title: Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Royal Bank of Canada

By:	/s/ Dustin Craven
Name: Dustin Craven
Title: Attorney-In-Fact
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Fleet Capital Corporation

By:	/s/ Elizabeth Brandt
Name: Elizabeth Brandt
Title: Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

BANK HAPOALIM B.M.

By:	/s/ James P. Surless	/s/ Charles McLaughlin

	Name: James P. Surless	Charles McLaughlin
	Title: Vice President	Senior Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF SEPTEMBER 29, 2005 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

BAYERISCHE LANDESBANK, Cayman Islands Branch

By:	/s/ Dietmar Rieg
Name: Dietmar Rieg Title: Senior Vice President

By:	/s/ Norman McClave
Name: Norman McClave
Title: First Vice President
Signature Page to the Third Amendment to the Term Loan Agreement

[Schedules have been omitted and will be furnished upon request.]